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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  May 10, 2006
                Date of Report (Date of earliest event reported)

                                   ___________

                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

       Delaware                       0-19084                94-2925073
(State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                  Identification Number)


                               3975 Freedom Circle
                              Santa Clara, CA 95054
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On May 10, 2006, PMC-Sierra, Inc. (the "Registrant" or "the Company") appointed Mr. Michael Farese to the Board of Directors of the Company. The press release announcing the appointment is attached hereto as Exhibit 99.1. The Company has not determined at this time whether Mr. Farese will serve on any standing committee of the Board of Directors.


ITEM 9.01.  Financial Statements and Exhibits

       (c)  Exhibits.

               99.1 Press release dated May 11, 2006, announcing the appointment of Mr. Michael Farese to the Board of Directors of the Company (furnished, not filed).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PMC-SIERRA, INC.
                                                 (Registrant)




         Date: May 11, 2006                By:   /s/ Alan F. Krock
               ------------                      -------------------------------
                                                 Alan F. Krock
                                                 Vice President
                                                 Chief Financial Officer and
                                                 Principal Accounting Officer


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                                  EXHIBIT INDEX

Exhibit
Number                                      Description
-------           --------------------------------------------------------------
99.1              Press release dated May 11, 2006, announcing the appointment of Mr. Michael Farese to the Board of Directors of the Company (furnished, not filed).